UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1178 Broadway, Ste 1450 (3rd Floor), New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	ZDGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

Zedge, Inc. (the “Company”) consummated the acquisition of substantially all of the assets of Emojipedia Pty Ltd (the “Seller”), a proprietary company organized under the laws of Australia. The acquisition was consummated pursuant to an Asset Purchase Agreement dated as of August 1, 2021. The total purchase price of the assets is not expected to exceed US$7 million. US$4.8 million was paid at closing and the balance will be determined based on an incentive structure linked to EBITDA generated from emojipedia.org during the first four month period following the closing and paid out on the six-month and twelve month anniversary of the Closing.

The assets purchased include emojipeida.org, a set of smaller websites, a bank of emoji related URLs and other assets related to the Seller’s business, including World Emoji Day, the annual World Emoji Awards, and Emojitracker.

A copy of the press release issued by the Company concerning the acquisition is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. In addition, the Presentations contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the Presentations.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Press Release of the Registrant dated August 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Financial Officer

Dated: August 6, 2021

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of the Registrant dated August 3, 2021.

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